May 1, 2015 | Myers Industries, Inc. First Quarter 2015 Earnings Presentation Exhibit 99.2

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995
and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
(11) The Company’s ability to execute the components of its Strategic Business Evolution process
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at
www.myersind.com and at the SEC.gov web site.
Safe Harbor Statement

•
Revising policies and procedures associated with the preparation and retention of supporting documentation for account
reconciliations.
•
Revising policies and procedures associated with the review and approval of manual journal entries prior to posting to the general ledger.
•
Enhancing the finance personnel with accounting and internal control knowledge.
•
Remediation all of the control deficiencies will take place during
2015.

Brazilian Internal Control Enhancements
In response to the Company’s completed investigation of a weakness in internal controls at its Brazilian operations in 4Q14, the following measures are currently in process in Brazil:

First Quarter 2015 Financial Summary

• Sales increased due to the Scepter
acquisition but were offset by
decreased sales in the Material
Handling Segment’s agricultural and
food processing end markets
• Gross profit margin increase mainly
due to pricing actions and the
incremental contribution from
Scepter
• SG&A increased due to incremental
expenses from the Scepter acquisition
and restructuring/other unusual pre-
tax charges
• Adjusted income per diluted share of
$0.13 vs. $0.15 in the first quarter of
2014
Note: All figures except ratios and percents are $Millions
Continuing Operations Q1 Q1%
Highlights 2015 2014 Change
Net sales $156.3 $150.5 3.9%
Gross profit margin 29.3% 28.0%
SG&A $39.0 $33.2 17.5%
Income from continuing
ops - adjusted¹
$4.0 $5.0 (19.9)%
Effective tax rate 34.7% 34.7%
Income per diluted share
from continuing ops -
adjusted¹
$0.13 $0.15 (13.3%)
¹See Reconciliation of Non-GAAP measures on slide 10

First Quarter 2015 Financial Summary

Notes: All figures except ratios and percents are $Millions
Free cash flow = cash flow from operations – capital expenditures
Continuing Operations Three Months Ended Three Months Ended
Cash March 31, March 31,
Highlights 2015 2014
Cash used for continuing
operations
($20.5) ($40.1)
Capital expenditures
$4.7 $2.5
Free cash flow
($25.2) ($42.6)
Dividends
$4.2 $3.1
Balance Sheet March 31, December 31,
Highlights 2015 2014
Long-term debt
$204.7 $236.4
Debt - net of cash
$201.0 $231.8

• Incremental sales from the Scepter
acquisition were offset by sales
declines in the agriculture and food
processing end markets compared to
Q1 2014
• Adjusted income before taxes (IBT)
increased versus Q1 2014 due to the
Scepter acquisition but was also
negatively impacted by lower sales
volumes in agricultural and food
processing products and a resulting
change in product mix
First Quarter Results – Material Handling

$ Millions
See Reconciliation of Non-GAAP measures on slide 10
$112.3
$106.7
$100
$105
$110
$115
Q1 2015 Q1 2014
Net Sales
$13.5
$12.8
$0
$5
$10
$15
Q1 2015 Q1 2014
IBT - Adjusted

• Increases in supply and equipment
sales in the U.S. were more than offset
by a decrease in custom sales and
lower Canadian sales due to the
closure of the Canadian branches late
in the first quarter of 2014
• Savings from operational excellence
initiatives and cost reductions taken
during the quarter were more than
offset by the decline in profits that
resulted from a change in product mix
First Quarter Results – Distribution

$ Millions
See Reconciliation of Non-GAAP measures on slide 10
$44.1
$43.9
$40
$41
$42
$43
$44
$45
Q1 2015 Q1 2014
Net Sales
$3.6
$4.1
$0
$1
$2
$3
$4
$5
Q1 2015 Q1 2014
IBT - Adjusted

Outlook/Guidance
•
Challenging market conditions in Material Handling continue in 2015
• Decreased corn production and low crop prices are expected to continue to depress demand for agricultural storage containers
•
Second quarter and full year 2015 results will benefit from strategic actions taken in
2014 to focus and solidify structure
• Scepter acquisition should continue to deliver strong results
•
Our Material Handling and Distribution platforms are strong cash generating businesses with attractive prospects for:
• Continued new product introductions
• Additional synergies at Scepter
• Growth in the marine platform
• Growth driven by enhanced marketing activities
•
Capital expenditures for continuing operations in 2015 will be approximately $25 - $30 million
• Approximately 70% of Capital Expenditures will be used for growth and productivity projects
•
Anticipate effective tax rate for full year 2015 will be approximately 32.5%
• A result of shift to more international earnings with a full year of Scepter in our results

MYERS INDUSTRIES, INC.

BULLSEYE 10
Patch Rubber Company

Appendix 9

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
For the Quarter Ended
March 31, 2015 March 31, 2014
Material Handling
Income from continuing operations before income taxes as reported $ 13.4 $ 12.8
Restructuring expenses and other adjustments 0.1 —
Income from continuing operations before income taxes as adjusted 13.5 12.8
Distribution
Income from continuing operations before income taxes as reported 3.5 3.5
Restructuring expenses and other adjustments 0.1 0.6
Income from continuing operations before income taxes as adjusted 3.6 4.1
Corporate and interest expense as reported (12.9) (9.0)
Professional and legal fees 1.8 —
Corporate and interest expense as adjusted (11.1) (9.0)
Continuing Operations
Income from continuing operations before income taxes as reported 4.0 7.3
Restructuring expenses and other adjustments 2.0 0.6
Income from continuing operations before income taxes as adjusted 6.0 7.9
Income taxes* 2.0 2.8
Income from continuing operations as adjusted $ 4.0 $ 5.0
Adjusted earnings per diluted share from continuing operations $ 0.13 $ 0.15
*Income taxes calculated using the normalized effective tax rate for each year.
Note: Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.
Also, numbers may be rounded for presentation purposes.
Note on Reconciliation of Income and Earnings Data:
Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

Material Handling Index
Annual Rate of Change
50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
2015
Shipments %
Orders %

Market Indicators • Shipments grew 3.6% in January 2015 and 2.5% in February 2015. 11 Material Handling Source: Material Handling Industry (MHI) Feb 2015 Forecast

Market Indicators
•
The Outdoor Power Equipment Institute (OPEI) estimates that total outdoor power equipment shipments will increase by 3.6% in 2015.

Material Handling
Source: OPEI U.S. Econometric Forecast – December 2014
2009 2010 2011 2012 2013 2014 2015 2016
Consumer Products 6,223,328          6,588,176     5,875,396     6,191,291     6,379,735     5,897,982    6,221,402     6,553,717
Percent Change -10.6 5.9 -10.8 5.4 3.0 -7.6 5.5 5.3
Commercial Products 131,050             180,226        183,609        182,817        221,200        224,227        238,675        253,264
Percent Change -34.4 37.5 1.9 -0.4 21.0 1.4 6.4 6.1
Handheld Products 10,558,563        10,825,352 10,365,472 10,921,443 10,909,630 11,149,771 11,430,870 11,679,547
Percent Change -7.9 2.5 -4.2 5.4 -0.1 2.2 2.5 2.2
Total 16,912,941        17,593,754 16,424,477 17,295,551 17,510,565 17,271,980 17,890,947 18,486,528
-9.1 4.0 -6.6 5.3 1.2 -1.4 3.6 3.3
ACTUAL FORECAST

RV Shipments
500.0
400.0
300.0
200.0
100.0
0.0
Units (000)
60
40
20
0
(20)
(40)
Annual Rate of Change (%)
12.4
11.1
6.5
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
RV Unit Shipments (000)
% Change from P/Y

Market Indicators • Recreational vehicle market will continue to grow in 2015, but at a lower rate than the previous few years. 13 Material Handling Source: RVIA Release

Key Indicators for the Tire Market
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
2016F
Miles Driven (B)
Repl Tire Shipments
Gasoline Sales (Gal/B)

Market Indicators • The Rubber Manufacturers Association (RMA) projects a slight decrease in replacement tire shipments in 2015 (-0.4%). 14 Distribution Source: JP Morgan, RMA

MYERS INDUSTRIES, INC.

TIRE and TUBE
MOUNTING
COMPOUND
RUST INHIBITOR ADDED
FOR MOUNTING TUBELESS TIRES OR SYNTHETIC TUBES